UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 21, 2006
                                                     -----------------


                            HARLEYSVILLE GROUP INC.
    -------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


    Delaware                           0-14697            51-0241172
---------------------------           --------            ----------
(State or other jurisdiction         (Commission         (IRS Employer
  of incorporation)                  File Number)      Identification No.)






355 Maple Avenue, Harleysville, Pennsylvania               19438
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   (Address of principal executive offices)               (Zip Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
 ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
 Exchange Act (17 CFR 240.13e-4c)




ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Following is a description of compensation arrangements that were approved by the Board of Directors of Harleysville Group Inc. (the "Company"), upon recommendation of the Compensation and Personnel Development Committee of the Company's Board of Directors (the "Committee").

Establishment of Incentive Award Opportunities under the 2006 Senior Management Incentive Compensation Plan

     On February 21, 2006, the Committee approved incentive award opportunities for 2006 for the Senior Management Incentive Compensation Plan ("2006 Bonus Plan"). The 2006 Bonus Plan establishes target bonuses that are a percentage of base salary paid in 2006 while in an eligible position. The target bonuses are 50% and 35% of base salary for the CEO and other executive officers, respectively.

     Forty percent of the target award is based on the Company's combined ratio, 30 percent is based on the Company's operating return on equity, and 30 percent is based on performance of individual objectives.

     The 2006 Bonus Plan provides for actual bonuses ranging from 0% to 200% of the target bonuses depending upon the extent to which corporate and individual objectives are attained. For bonuses to be paid, the Company must achieve a minimum operating return on equity. Payment of the bonuses, if any, is expected to be made in March 2007.

Long Term Incentive Award Opportunities

     Also on February 21, 2006, the Committee decided that it would not establish target awards under the Company's Long Term Incentive Compensation Plan for the three-year performance period commencing in 2006. The Committee intends to provide long-term incentive compensation to executives in the form of stock options and restricted stock under an Amended and Restated Equity Incentive Plan that will be presented for shareholder approval at the Company's Annual Meeting on April 26, 2006. The Committee intends to grant stock options and restricted stock to executives following the Company's 2006 Annual Meeting.

Revisions to Non-Qualified Deferred Compensation Plan

     On February 22, 2006, upon recommendation of the Committee, the Board approved amendments to the Company's Non-Qualified Deferred Compensation Plan (the "Plan"). The Plan was amended to change the provisions regarding payment of benefits and the definition of retirement and some minor changes to the definition of unforeseeable emergency, to comply with the requirements of Internal Revenue Code section 409A.


Change in Control Agreements

     On February 21, 2006, the Committee approved Change in Control agreements between the Company and each of the following Section 16 reporting officers:
Allen Becker, Senior Vice President and Chief Actuary, Deborah A. Neuscheler, Senior Vice President - Performance Excellence and Kevin Toth, Senior Vice President - Claims. The Change in Control Agreements have the same terms that are described in Item 1.01 of the Company's Report on Form 8-K originally filed with the Securities and Exchange Commission on January 6, 2005, and the form of which is attached thereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)Exhibits

      Exhibit 10.1 Harleysville Group Inc. Non-Qualified Deferred Compensation Plan Amended and Restated as of
                    January 1, 2006.

      Exhibit 10.2 Form of Change in Control Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's Report on Form 8-K filed on January 6, 2005).


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE GROUP INC.
                                           Registrant



                                          /s/Robert A. Kauffman
February 27, 2006                        ----------------------------
                                          Robert A. Kauffman
                                          Senior Vice President,
                                          Secretary, General Counsel
                                          & Chief Governance Officer


                               EXHIBIT INDEX

     Exhibit No.                Description
     ---------                  ------------


     Exhibit 10.1 Harleysville Group Inc. Non-Qualified DeferredCompensation Plan Amended and Restated as of January 1, 2006.

     Exhibit 10.2 Form of Change in Control Agreement (incorporated herein by reference to Exhibit
                                10.1 to the Company's Report on Form 8-k filed on January 6, 2005).